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                    UNITED INVESTORS LIFE INSURANCE COMPANY
                 Advantage Plus Variable Life Insurance Policy


       Supplement dated October 1, 1999 to Prospectus dated May 1, 1999

The following information supplements and supersedes any contrary information in the Advantage Plus Prospectus.

Effective immediately for policies numbered T000025000 and greater, the contact address and telephone number located in the "Inquiries" section on Page 4 of the Prospectus has changed. If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

     United Investors Life Insurance Company
     Variable Products Division
     P. O. Box 10287
     Birmingham, AL  35202-0287
     Telephone:  (800) 340-3787



This Supplement is dated October 1, 1999.

Please keep this Supplement with your Prospectus dated May 1, 1999, for the Advantage Plus Variable Life Insurance Policy.

Form U-1165-A, Ed. 10/99